SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2013


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54557                  27-3986073
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)

  Level 28 - Al Habtoor Business Tower, PO Box 29805, Dubai Marina, Dubai, UAE
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: +971 (7) 204 7593

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

DISMISSAL OF BERMAN & COMPANY, CPA. AS THE REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

     Global Equity International, Inc. (the "Company") has elected to terminate its engagement of Berman & Company CPA ("Berman") as the independent registered public accounting firm responsible for auditing the Company's financial statements. The termination, effective as of January 18, 2013, was approved by the Company's Board of Directors. The Company does not have an Audit Committee.

     Berman's report on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception that Berman's Audit Report dated March 29, 2012, contained an explanatory note which raised substantial doubt as to the ability of the Company to continue as a going concern.

     During the Company's fiscal years ended December 31, 2010 and 2011 and the subsequent interim period ended September 30, 2012, the Company did not have any disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berman, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company provided Berman with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that Berman furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein.

ENGAGEMENT OF DE JOYA GRIFFITH LLC AS THE REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

     The Company has engaged De Joya Griffith LLC ("DJG") to serve as the independent registered public accounting firm responsible for auditing the Company's financial statements. The engagement with DJG, effective as of January 18, 2013, was approved by the Board of Directors.

     Neither the Company nor anyone on behalf of the Company consulted DJG during the two most recent fiscal years and any subsequent interim period prior to engaging DJG, regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that DJG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or reportable event (as described in paragraph
          (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits                       Description of Exhibit
--------                       ----------------------

   16 Letter from former certifying public accountant dated January 25, 2013.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2013

                                            GLOBAL EQUITY INTERNATIONAL, INC.


                                            By: /s/ Enzo Taddei
                                               ---------------------------------
                                            Enzo Taddei
                                            Chief Financial Officer

                                 EXHIBITS INDEX

 Exhibits                          Description
 --------                          -----------

   16 Letter from former certifying public accountant dated January 25, 2013.